UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 25, 2017

INDEPENDENT BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-7818 (Commission File Number)	38-2032782 (IRS Employer Identification No.)

4200 East Beltline Grand Rapids, Michigan (Address of principal executive office)	49525 (Zip Code)

Registrant’s telephone number,
including area code:
(616) 527-5820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 is being filed to amend the Current Report on Form 8-K filed by Independent Bank Corporation (the “Company”) on April 27, 2017 (the “Original Report”).  The disclosure set forth  under Item 5.02 below was inadvertently omitted from the Original Report.  The text of Item 5.07 below is unchanged from the Original Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)          Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of the Company held on April 25, 2017, the Company’s shareholders approved an amendment to the Company’s Long-Term Incentive Plan to make an additional 400,000 shares of the Company’s common stock available for issuance under the plan.  Awards may be granted under the plan to directors, executive officers, and other employees of the Company or its subsidiaries.  A description of the material terms of the plan and the proposed amendment and a conformed copy of the plan, as amended, were included in the Company’s proxy statement filed with the Securities and Exchange Commission on March 7, 2017.

Item 5.07          Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Shareholders held on April 25, 2017, the matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s proxy statement, filed with the SEC on March 7, 2017. The voting results are as follows:

Proposal 1 :            Election of Directors

The  following  individuals were  elected to  serve as  directors of  the Company  to hold  office  until the  2020 Annual  Meeting of Shareholders, under the terms of the Company’s Bylaws:

Nominee	For	Against	Abstain	Non - Votes
Stephen L. Gulis, Jr.	15,715,670	1,390,464	71,894	2,251,383
Terry L. Haske	16,916,059	199,362	62,607	2,251,383
William B. Kessel	16,910,204	210,704	57,120	2,251,383

Proposal 2:  Ratification of the Appointment of Independent Auditors

The shareholders ratified the appointment of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Non - Votes
19,222,975	196,231	10,205	--

Proposal 3:  Advisory (Non-Binding) Vote on Executive Compensation

The shareholders approved a proposed resolution approving the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

For	Against	Abstain	Non-Votes
16,844,197	282,284	51,547	2,251,383

Proposal 4:  Amendment to the Company’s Long-Term Incentive Plan (the “LTIP”) to make an additional 400,000 shares of common stock available for issuance under the LTIP.

The shareholders approved an amendment to the LTIP authorizing the issuance of up to 400,000 additional shares of common stock.

For	Against	Abstain	Non-Votes
16,129,389	1,026,909	21,730	2,251,383

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION (Registrant)

Date: December 29, 2017	/s/ Robert N. Shuster
By: Robert N. Shuster
Its: Executive Vice President and
Chief Financial Officer